EuroPac Gold Fund

Class A (Ticker Symbol: EPGFX)

Class I (Ticker Symbol: EPGIX)

A series of Investment Managers Series Trust

Supplement dated November 8, 2019 to the

Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2019, as supplemented and the Summary Prospectus dated March 5, 2019.

Effective November 1, 2019, Adrian Day Asset Management (the “Sub-Advisor”), the sub-advisor to the EuroPac Gold Fund (the “Fund”) no longer serves as sub-advisor to the Fund. Euro Pacific Asset Management, LLC, continues to serve as the Fund’s investment advisor and Adrian Day, Chairman of the Sub-Advisor and portfolio manager of the Fund, continues to be primarily responsible for the day-to-day management of the Fund’s portfolio in his capacity as an employee of Euro Pacific Asset Management, LLC.

Please file this Supplement with your records.